UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007
3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22250 (Commission File Number)	95-4431352 (I.R.S. Employer Identification No.)
333 Three D Systems Circle
Rock Hill, SC 29730
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (803) 326-3900
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Form of Securities Purchase Agreement
EX-10.2 Registration Rights Agreement
EX-99.1 Press Release dated June 20, 2007

Item 3.02 Unregistered Sales of Equity Securities.
     On June 19, 2007, 3D Systems Corporation (the “Company”) entered into and consummated substantially identical securities purchase agreements (the “Securities Purchase Agreements”) with several accredited investors (collectively, the “Investors”).
     Pursuant to the Securities Purchase Agreements, the Company issued and sold an aggregate of 1,250,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $17.50 per share. The aggregate gross proceeds from the offering were $21,875,000, and the net proceeds were $20,562,500, after deducting $1,312,500 of placement agent fees. The Company intends to use the net proceeds from the offering in support of its primary growth initiatives and for other general corporate purposes.
     The form of the Securities Purchase Agreements is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     The Shares were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. The issuance was a private transaction that did not involve a public offering, and the Shares were offered and sold only to accredited investors, as such term is defined in accordance with the Securities Act.
     In connection with the offering, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement for the resale of the Shares and to use its commercially reasonable efforts to cause the registration statement to become effective. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     The foregoing descriptions of the material terms of the Securities Purchase Agreements and the Registration Rights Agreement are qualified in their entirety by the full texts of the agreements in the forms attached to this Current Report on Form 8-K.
     Immediately prior to the closing of the sale, one of the Investors, T. Rowe Price Small-Cap Value Fund, Inc. (“T. Rowe Price Value Fund”), held with its affiliates more than 5% of the Company’s outstanding Common Stock based on filings on Schedule 13G that it had previously made.
     The Company understands that T. Rowe Price Associates, Inc. (“T. Rowe Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the shares owned by T. Rowe Price Value Fund, as well as shares owned by certain other individual and institutional investors. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates may be deemed to be the beneficial owner of the shares owned by T. Rowe Price Value Fund; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price

Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company.
Item 8.01. Other Events.
     On June 20, 2007, the Company issued a press release announcing the issuance and sale of the Shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1	Form of Securities Purchase Agreements, dated as of June 19, 2007, between 3D Systems Corporation and the investors signatory thereto.
10.2	Registration Rights Agreement, dated as of June 19, 2007, between 3D Systems Corporation and the investors signatory thereto.
99.1	Press Release, dated June 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: June 20, 2007	By:	/s/ Robert M. Grace, Jr.
(Signature)

	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of Securities Purchase Agreements, dated as of June 19, 2007, between 3D Systems Corporation and the investors signatory thereto.

10.2	Registration Rights Agreement, dated as of June 19, 2007, between 3D Systems Corporation and the investors signatory thereto.

99.1	Press Release, dated June 20, 2007.